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                                                                  EXHIBIT 10.3

                      PARTNERSHIP INTEREST OPTION AGREEMENT

     THIS PARTNERSHIP INTEREST OPTION AGREEMENT (the "Agreement"), dated as of April 15, 1996 is made and entered into between Access Health, Inc., a Delaware corporation (the "Purchaser"), and PJ Health Programming, Inc., a Delaware corporation (the "Seller"), with respect to a portion of the partnership interest of AHN PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), owned by the Seller.

                                    RECITALS

     WHEREAS, on or about April 8, 1996 the Seller acquired a Partnership Interest in the Partnership as a Class A Partner entitling the Seller to a Post Recoupment Percentage Interest of [ * %] in the Partnership
(capitalized terms used in this Agreement without definition shall have the respective meanings given them in the Partnership Agreement);

     WHEREAS, the Seller intends to acquire an additional Partnership Interest entitling the Seller to a Post Recoupment Percentage Interest of up to [ * %] in the Partnership (the "Tranche B Partnership Interest") acquisition of which is to occur at the second closing (the "Second Closing") under the Admission Agreement;

     WHEREAS, on or about April 16, 1996 the Purchaser acquired a Partnership Interest in the Partnership as a Class A Partner entitling the Purchaser to a Post-Recoupment Percentage Interest of [ * %] in the Partnership; and

     WHEREAS, subject to the terms and conditions set forth below, the Purchaser and the Seller desire that the Purchaser shall have the right, but not the obligation, to acquire from the Partnership Interest to be acquired by the Seller at the Second Closing an additional Class A Partnership Interest which additional Partnership Interest shall entitle the Purchaser to a Post Recoupment Percentage Interest of [ * %] in the Partnership and a capital account balance at the time of acquisition equal to the Purchase Price (as defined below) (the "Acquired Interest").

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

     1.  PURCHASE AND SALE.




* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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     1.1  Subject to the terms and conditions of this Agreement, the
Purchaser has the right to purchase from the Seller concurrently with the Second closing, and upon the exercise of such right the Seller will sell to the Purchaser concurrently with the Second Closing, the Acquired Interest for
a cash purchase price (the "Purchase Price") equal to [    *     ]. Upon
acquiring the Acquired Interest, the Purchaser will hold the Acquired Interest as a Class A Partner of the Partnership, subject to the terms and conditions of the Restated Partnership Agreement.

     1.2 The Purchaser understands that the Acquired Interest is subject to dilution arising from the sale by the Company of Partnership Interests at the Second Closing under the Admission Agreement entitling the purchasers thereof to aggregate Post Recoupment Percentage Interests of [ * %].

     1.3  The Purchaser and the Seller will confer with each other and with
the Company not later than [        *      ] to ascertain the likely date for
the Second Closing. Once the Seller advises the Purchaser of such likely date the Purchaser shall use its best efforts to advise the Seller not less than 30 days prior to such date, and will in all events advise the Seller not less than 10 days prior such date, whether it elects to exercise its right to purchase the Required Interest.

     2. ELECTION TO PURCHASE. In order to exercise its rights under this Agreement, the Purchaser shall send to the Seller a written notice stating that it intends to purchase the Acquired Interest from the Seller, together with payment therefor in the amount required under Section 1.1. No election shall be effective if sent after the date on which the right relating thereto has ceased to be exercisable or if the Partnership shall be a Delinquent Partner.

     3. PAYMENT OF THE PURCHASE PRICE. All payments to be made under this Agreement shall be made by bank wire transfer of federal funds or by certified or bank cashier's check drawn on a New York City bank which is a member of the New York Clearing House Association.

     4. REPRESENTATIONS OF THE SELLER. The Seller represents and warrants to the Purchaser that the Seller is a corporation duly organized under the laws of the State of Delaware and is duly authorized to sell the Acquired Interest and to enter into this Agreement, and that upon each exercise by the Purchaser of its rights hereunder:

     4.1 The Acquired Interest will be delivered free and clear of all liens, claims and adverse interests;


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* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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     4.2  The Acquired Interest will entitle the Purchaser to all rights of a
     Class A Partner; and

     4.3 All material authorizations, consents or approvals of any and all governmental regulatory authorities and other third parties necessary in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect.

     5. REPRESENTATIONS OF THE PURCHASER. The Purchaser warrants and represents to the Seller as follows:

     5.1 The Purchaser has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Acquired Interest, and the Purchaser is able to bear the economic risk of investment in the Acquired Interest and the complete loss of the Purchaser's investment.

     5.2 The Purchaser has received and read or reviewed and is familiar with the Restated Partnership Agreement and such other documents which relate to its subscription for the Acquired Interest, and the Purchaser confirms that all documents, agreements, records and books pertaining to the investment in the Partnership and requested by the Purchaser have been made available or delivered to the Purchaser.

     5.3 The Purchaser has obtained, to the extent the Purchaser has deemed necessary, the Purchaser's own personal professional advice with respect to the risks inherent in investment in the Acquired Interest, the suitability of such investment in light of the Purchaser's financial condition and investment needs, and legal, tax and accounting matters.

     5.4 The Purchaser understands that investment in the Partnership is an illiquid investment. In particular, the Purchaser recognizes that:

          5.4.1 The Purchaser must bear the economic risk of investment in the Acquired Interest for an indefinite period of time, since the Acquired Interest has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, cannot be sold unless either it is subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Partnership to that effect is obtained (if requested by the General Partner);

          5.4.2. The Purchaser will not have the right to require registration of the Acquired Interest under the


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          Securities Act and will not be entitled to the benefits of
          Rule 144 thereunder; and

          5.4.3 No established market for the Acquired Interest will exist and it is extremely unlikely that any public market for the Acquired Interest will develop.

     5.5 The Purchaser represents that the Acquired Interest is being purchased by it or for its own account, for purposes of investment and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or beneficial interest in the Acquired Interest. The Purchaser understands and acknowledges that the Acquired Interest has not been registered under the Securities Act or under state laws.

     5.6 The Purchaser is duly authorized to purchase and hold the Acquired Interest and to enter into this Agreement.

     6. STATUS AS A RIGHTSHOLDER. Until the Purchaser has acquired the Acquired Interest under this Agreement, the Purchaser shall not be entitled to any rights of a partner in the Partnership in respect of the Acquired Interest.

     7. AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     8. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all other prior commitments, arrangements or understandings, both oral and written, between the parties with respect thereto. There are no agreements, covenants, representations or warranties with respect to the transactions contemplated hereby other than those expressly set forth herein.

     9. BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns to the extent that the same shall be permitted by the express terms hereof.

    10. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other parties. Any assignment of this Agreement which does not comply with the provisions of this Section shall be void AB INITIO.

    11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of


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the State of Delaware without reference to conflicts of laws principles.

     12. NOTICES. Any notices or other communications required or permitted hereunder shall be in writing and personally delivered at the addresses respectively designated for the Purchaser and the Seller in the Partnership Agreement. All such notices and communications shall be deemed to be given for purposes of this Agreement on the day such writing is received by the intended recipient thereof.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          PJ HEALTH PROGRAMMING, INC.


                                          By   /s/ Harry Dyson
                                             --------------------------------
                                               Name:  Harry Dyson
                                               Title: Treasurer


                                          ACCESS HEALTH, INC.


                                          By   /s/ John V. Crisan
                                             --------------------------------
                                               Name: John V. Crisan
                                               Title: Senior V.P. and C.F.O.


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